Exhibit 99.1

FOR IMMEDIATE RELEASE

PMC Commercial Trust 17950 Preston Road, Suite 600 Dallas, TX 75252	PMC Commercial Trust Contact (972) 349-3235 www.pmctrust.com

PMC Commercial Trust Receives Notice of Non-Compliance from NYSE MKT

Continued Listing Standards

DALLAS, TX—July 19, 2013—PMC Commercial Trust (NYSE MKT: PCC), (the “Company” or “PMC Commercial”) announced today that it has received a letter from the staff of the NYSE MKT LLC (the “Exchange”) notifying it that it is not in compliance with certain of the Exchange’s continued listing standards as set forth in Sections 802(a) and 803(B)(2)(a) of the NYSE MKT Company Guide (the “Company Guide”) as a result of the resignation of Mr. Irving Munn from the Company’s Board of Trust Managers. As previously disclosed on its Form 8-K filed with the Securities and Exchange Commission on June 19, 2013, Mr. Munn resigned from the Company’s Board of Trust Managers effective as of June 17, 2013. Following such resignation, a majority of the trust managers on the Company’s Board of Trust Managers are not independent (only two of four are currently independent) and its audit committee is comprised of two independent trust managers rather than the requisite three independent trust managers.

According to Sections 802(b) and 803(B)(6)(b) of the Company Guide, the Company will have until the earlier of its next annual shareholders’ meeting or one year from the occurrence of the event that caused the failure to comply with the board independence and audit committee composition requirements; provided, however, that if the annual shareholders’ meeting occurs no later than 180 days following the event that caused the failure to comply with this requirement, the listed issuer shall instead have 180 days from such event to regain compliance. In setting this deadline for compliance, the Staff of the Exchange has determined not to apply the follow-up procedures specified in Section 1009 of the Company Guide. The notice has no immediate effect on the listing of the Company’s common shares on the Exchange.

As previously announced on July 8, 2013, the Company entered into a definitive merger agreement with CIM Urban REIT, LLC and subsidiaries of the respective parties. The merger and other transactions contemplated by the merger agreement are subject to certain customary closing conditions, including the approval of the Company’s shareholders. The parties expect the transactions to be completed during the fourth quarter of 2013. The Company anticipates that upon completion of the transactions, the Company will be in compliance with applicable listing standards.

ABOUT PMC COMMERCIAL

PMC Commercial is a REIT organized in 1993 that primarily originates loans to small businesses collateralized by first liens on the real estate of the related business, predominantly (94%) in the hospitality industry. Its operations are located in Dallas, Texas and include originating, servicing and selling the government guaranteed portions of certain loans. PMC Commercial originates loans, either directly or through its wholly-owned lending subsidiaries.

TERMINOLOGY

Terms used in this communication shall have the meanings ascribed to them in the Company’s Press Release Dated July 8, 2013.

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. PMC Commercial plans to file with the U.S. Securities and Exchange Commission (SEC) a Registration Statement on Form S-4 and file with the SEC and mail to its shareholders a Proxy Statement/Prospectus in connection with the merger and other transactions. The Registration Statement and the Proxy Statement/Prospectus will contain important information about PMC Commercial, CIM Urban REIT and their respective affiliates, the merger and other transactions, and related matters. Investors and security holders are urged to read the Registration Statement and the Proxy Statement/Prospectus carefully when they are available.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus and other documents filed with the SEC by PMC Commercial through the web site maintained by the SEC at www.sec.gov and that maintained by PMC Commercial Trust at www.pmctrust.com.

In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Proxy Statement/Prospectus from PMC Commercial by contacting PMC Commercial Trust, Attn: Investor Relations, 17950 Preston Road, Suite 600, Dallas, Texas 75252.

PMC Commercial and its trust managers and executive officers may be deemed to be participants in the solicitation of proxies in respect of the merger and other transactions contemplated by the merger agreement. Information regarding PMC Commercial’s trust managers and executive officers is contained in PMC Commercial’s Annual Report on Form 10-K for the year ended December 31, 2012, and in its definitive proxy statement dated April 29, 2013, which are filed with the SEC. As of April 15, 2013, PMC Commercial’s trust managers and executive officers beneficially owned as a group approximately 499,243 Common Shares, or 4.7% of PMC Commercial’s Common Shares. Additional information regarding the interests of such potential participants will be included in the Proxy Statement Prospectus and other relevant documents filed with the SEC in connection with the proposed merger and other transactions if and when they become available.

FORWARD-LOOKING STATEMENTS

The information set forth herein (including information included or referenced herein) contains “forward-looking statements” (as defined in Section 21E of the Securities Exchange Act of 1934, as amended), which reflect PMC Commercial’s expectations regarding future events. The forward-looking statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, whether and when the merger and other transactions contemplated by the merger agreement will be consummated, PMC Commercial’s plans for the merged company, market and other expectations, objectives, intentions, as well as any expectations with respect to the merged company, including regarding valuations, future dividends, estimates of growth, and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (2) the inability to complete the proposed merger and other transactions due to the failure to obtain PMC Commercial shareholder approval for the transactions or the failure to satisfy other conditions to completion of the transactions, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions; (3) risks related to disruption of management’s attention from ongoing business operations due to the merger and other transactions; (4) the effect of the announcement of the proposed merger and other transactions on PMC Commercial’s or CIM Urban REIT’s relationships with its customers, investors, tenants, lenders, operating results and business generally; (5) risks related to substantial expenditures with respect to the merger and other transactions, which may or may not be reimbursable in the event of the termination of the merger agreement; (6) the outcome of any legal proceedings relating to the merger and other transactions; and (7) risks to consummation of the merger and other transactions, including the risk that the merger and other transactions will not be consummated within the expected time period or at all. Additional factors that may affect future results are contained in PMC Commercial’s filings with the SEC, which are available at the SEC’s website at www.sec.gov, including those set forth in PMC Commercial’s Annual Report on Form 10-K for the year ended December 31, 2012. PMC Commercial disclaims any obligation to update and revise statements contained in this press release or the materials referenced herein based on new information or otherwise.